Exhibit 99.1

black ridge oil & gas, INC.

2016 non-qualified STOCK option PLAN

(AS ADOPTED ON December 12, 2016)

1.                  Purpose. The purpose of the 2016 Non-Qualified Stock Option Plan (the “Plan”) of Black Ridge Oil & Gas, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing non-qualified stock options (“Options”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Options will consist of opportunities to purchase shares of Common Stock, $.001 par value, of the Company (“Common Stock”) on terms determined under this Plan. The Plan is adopted by the Company’s Board of Directors (the “Board”) and effective as of December 12, 2016.

2.                  Administration. The Plan shall be administered by the Board or by a stock option or compensation committee (the “Committee”) of the Board. The Committee (if any) shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board. Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Options under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board.

3.                  Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Options under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries must be approved by the Committee. Participation by others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers may be delegated. Participation is entirely at the discretion of the Committee and is not automatically continued after an initial period of participation.

4.                  Shares Subject to the Plan.

4.1.       Number of Shares. Subject to adjustment as provided in Section 6.5, the number of shares of Common Stock which may be issued under the Plan shall not exceed 3,813,500 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.2.       Cancellation. In the event that an Option granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan as new Options.

4.3.       Type of Common Stock. Common Stock issued under the Plan in connection with any Options may be authorized and unissued shares or treasury stock, as designated by the Committee.

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5.                  Non-Qualified Stock Options. The Options shall be the right to purchase shares of Common Stock from the Company at a specified price. Each Option granted by the Committee under this Plan shall be subject to the following terms and conditions:

5.1.       Price. The Option price per share shall be determined by the Committee, subject to adjustment under Section 6.5, and shall never be less than the greater of (1) the Fair Market Value on the date of grant of the Option or (2) the par value of the Common Stock.

5.2.       Number. The number of shares of Common Stock subject to any Option shall be determined by the Committee, subject to adjustment as provided in Section 6.5.

5.3.       Duration and Time for Exercise. Subject to earlier termination as provided in Section 6.5, the term of each Option shall be determined by the Committee but shall not exceed ten years from the date of grant. Each Option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any Option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the Option, provided that the purchase price may not exceed the Fair Market Value of the shares at the time of purchase.

5.4.       Manner of Exercise. An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The Option price shall be payable (a) in United States dollars upon exercise of the Option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the Option price, which shares shall be valued for this purpose at the Fair Market Value on the date such Option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the Option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 5.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the Option, unless otherwise determined by the Committee. Options will not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other Option of the participant. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a participant shall have no rights as a stockholder.

6.                  General.

6.1.       Duration. The Plan shall remain in effect until all Options granted under the Plan have either been exercised or terminated under the terms of the Plan.

6.2.       Non-transferability of Options. No Option may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Non-Qualified Stock Option Agreement, as defined in Section 6.6), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, Options may be transferred by the holder thereof to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code. During a participant’s lifetime, an Option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

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6.3.       Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Options may be exercised only as their terms may permit or shall expire at such times as may be determined by the Committee as set forth in the Plan or the Non-Qualified Stock Option Agreement.

6.4.       Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Option, require the recipient of the Option, as a condition to the receipt thereof, to deliver to the Company a written representation of present intention to acquire the Option for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Option, the issuance of shares of Common Stock pursuant thereto, such Option shall not be awarded or such shares of Common Stock shall not be issued, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

6.5.       Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to Options, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option and the shares of Common Stock issuable pursuant to thereto shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

6.6.       Non-Qualified Stock Option Agreements. The terms of each Option shall be stated in an agreement approved by the Committee (referred to herein as a “Non-Qualified Stock Option Agreement”).

6.7.       Withholding.

(a)	The Company shall have the right to withhold any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws upon exercise of an Option, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)	Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option that the right to make Elections shall not apply to such Option. An Election is irrevocable.

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6.8.       No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

6.9.       Amendment. The Board may amend or discontinue the Plan or any participant’s Non-Qualified Stock Option Agreement at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Option previously granted.

6.10.       Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the Non-Qualified Stock Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)	providing that the Plan and all Options shall terminate and the holders of all outstanding vested Options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such Options, such stock, securities or assets, including cash, as would have been paid to such participants if their Options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any);

(b)	providing that participants holding outstanding vested Options shall receive, with respect to each share of Common Stock issuable pursuant to such Option as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the Option price or other amount owed by a participant, if any, and that such Options shall be cancelled, including the cancellation without consideration of all Options that have an exercise price below the per share value of the consideration received by the Company in the transaction;

(c)	providing that the Plan (or replacement plan) shall continue with respect to Options not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Options the right to earn their respective Options on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; or

(d)	providing that all unvested Options shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting on any Option.

The Board may restrict the rights of participants or the applicability of this Section 6.10 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Option award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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6.11.       Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

6.12.       Change in Control.

(a)	Upon a Change in Control, as defined in paragraph (b) of this Section 6.12, any Option granted to any Participant under this Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, notwithstanding any provision to the contrary of such award, and notwithstanding the discretion of the Committee pursuant to Section 6.10.

(b)	For purposes of this Section 6.12, “Change in Control” means:

(1)       The acquisition by any person, entity or “group”, within the meaning of Section 13(d) (3) or 14(d) (2) of the 1934 Act (excluding, for this purpose, (A) the Company, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, or (C) Lyle Berman, Bradley Berman, Bradley Berman Irrevocable Trust, Julie Berman Irrevocable Trust, Jessie Lynn Berman Irrevocable Trust, and Amy Berman Irrevocable Trust of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(2)       Individuals who, as of December 12, 2016, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 12, 2016 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(3)       Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

6.13.       Section 409A. Notwithstanding any other provisions of the Plan or any Non-Qualified Stock Option Agreement, no Option shall be granted, deferred, accelerated, extended, paid out, adjusted pursuant to Section 6.5, or otherwise modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Option may not be made at the time contemplated by the terms of the Plan or the relevant Non-Qualified Stock Option Agreement, without causing the participant to be subject to taxation under Section 409A of the Code, then the Company will make such payment on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code.

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